UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

Financial Results for the Quarter and Fiscal Year Ended December 31, 2010

Marriott International, Inc. (“Marriott”) today issued a press release reporting financial results for the quarter and fiscal year ended December 31, 2010.

A copy of Marriott’s press release is attached as Exhibit 99 and is incorporated by reference.

ITEM 8.01.	Other Events.

In the press release referenced in Item 2.02 above, Marriott also announced a plan to spin off its Timeshare business.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit 99	-	Press release issued on February 14, 2011, reporting financial results for the quarter and fiscal year ended December 31, 2010 and announcing a plan to spin off the Timeshare business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 14, 2011	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated February 14, 2011, reporting financial results for the quarter and fiscal year ended December 31, 2010 and announcing a plan to spin off the Timeshare business.

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